UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2010

RODOBO INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50340	75-2980786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

380 Changjiang Road, Nangang District,
Harbin, PRC, 150001
 (Address of principal executive offices)

Registrant’s telephone number, including area code:
011-86-451-82260522

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On March 8, 2010, Rodobo International, Inc. (the “Company”) is giving a presentation at the Rodman & Renshaw Annual China Investment Conference being held at the Regent Hotel, Beijing, China. The presentation will include a slide show in the form attached hereto as Exhibit 99.1, and incorporated herein by reference.  In connection with the conference, the Company issued the press release attached hereto as Exhibit 99.2, and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation of Rodobo International, Inc.
99.2	Press Release issued on March 5, 2010.

Forward-Looking Statements

This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are only predictions and are not guarantees of future performance.  Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of Rodobo International, Inc. and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.  Although Rodobo International, Inc. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, Rodobo International, Inc. cannot guarantee future results or events.  Rodobo International, Inc. expressly disclaims a duty to update any of the forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Rodobo International, Inc.

By:	/s/ Yanbin Wang
Name:	Yanbin Wang
Title:	Chairman and Chief Executive Officer

Dated: March 5, 2010